SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
January 9, 2009 (January 12, 2009)
Date of Report (Date of earliest event reported)
SUPERIOR WELL SERVICES, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-51435 (Commission File Number)	20-2535684 (IRS Employer Identification Number)
1380 Rt. 286 East. Suite #121
Indiana, Pennsylvania 15701
(Address of principal executive offices)
(724) 465-8904
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
     At the BMO Capital Markets 2009 North American Unconventional Gas Conference to be held in New York, New York on January 13, 2009, executives of Superior Well Services, Inc. (the “Company”) will present information about the Company contained in the slide presentation attached as Exhibit 99.1 to this report (the “Slide Presentation”), which Slide Presentation is incorporated by reference into this Item 7.01. The Company’s presentation will be webcast live at 10:15a.m. Eastern Time on January 13, 2009 at http://www.bmocm.com/conferences/UnconventionalGasConference2009/webcast/default.aspx. The Slide Presentation also will be available on the “Investor Relations” section of the Company’s website at www.swsi.com beginning on January 13, 2009 and will be archived for 30 days.
     At the Pritchard Capital Partners-Energize 2009 Conference to be held in San Francisco, California on January 13-15, 2009, executives of the Company will also present information about the Company contained in the Slide Presentation. The Company’s presentation will be at the Westin San Francisco Market Street at 8:50 a.m. Pacific Time on January 14, 2009.
     Statements contained in Exhibit 99.1 to this report that state the Company’s or its management’s expectations or predictions are forward-looking statements. The Company’s actual results could materially differ from those projected in such forward-looking statements. Factors that could affect such results include those mentioned in the reports that the Company has filed with the Securities and Exchange Commission.
Item 9.01. Financial Statements and Exhibits.
     The Company wishes to furnish the Slide Presentation to be given on January 13, 2009 at the BMO Capital Markets 2009 North American Unconventional Gas Conference and on January 14, 2009 at the Pritchard Capital Partners-Energize 2009 Conference, which Slide Presentation is furnished herewith as Exhibit 99.1.
     In accordance with General Instruction B.2. of Form 8-K and the Securities and Exchange Commission Release No. 33-8176, the above information is being furnished under Item 7.01, and Item 9.01 related thereto, of Form 8-K and shall not deemed to be “filed” for purposes of Section 18 of the Securities Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not deemed to be incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.
     (c) Exhibits.

99.1	Slide Presentation to be given by executive officers of Superior Well Services, Inc. at the BMO Capital Markets 2009 North American Unconventional Gas Conference on January 13, 2009 and the Pritchard Capital Partners-Energize 2009 Conference on January, 14, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR WELL SERVICES, INC. (Registrant)
/s/ Thomas W. Stoelk
Thomas W. Stoelk
Vice President & Chief Financial Officer

Dated: January 9, 2009

EXHIBIT INDEX

Exhibit No.	Description
99.1	Slide Presentation to be given by executive officers of Superior Well Services, Inc. at the BMO Capital Markets 2009 North American Unconventional Gas Conference on January 13, 2009 and the Pritchard Capital Partners-Energize 2009 Conference on January, 14, 2009